                       FIRST AMENDMENT TO AMENDED AND RESTATED
                                   CREDIT AGREEMENT


         This first amendment to amended and restated credit agreement ("Amendment") is dated as of December 6, 1996, and entered into by and among EAGLE HARDWARE & GARDEN, INC., a Washington corporation ("Borrower"), the financial institutions listed on the signature pages hereof (each individually referred to as a "Lender" and collectively as "Lenders"), and U. S. BANK OF WASHINGTON, NATIONAL ASSOCIATION, as agent for Lenders (in such capacity "Agent").


                                      RECITALS:

         WHEREAS Borrower, Lenders, and Agent are parties to an amended and restated credit agreement dated as of May 28, 1996 (as amended, the "Credit Agreement"; capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement), pursuant to which Agent and Lenders have extended certain credit facilities to Borrower;

         WHEREAS Borrower desires to amend the Credit Agreement so as to (a) provide for the release by Agent of the Liens granted to Agent on certain assets of Borrower, (b) provide for the elimination of the Borrowing Base requirement, and (c) amend certain fees, interest rates, and financial tests.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                ARTICLE I. AMENDMENTS

         1.1  TERMS DEFINED.  On and after (but not before) the Effective Date,
Section 1. 1 of the Credit Agreement is amended by (a) deleting the definitions of "Borrowing Base," "Eligible Accounts Receivable," and "Eligible Inventory,"
(b) amending the definition of "Applicable Margin" as set forth below, and (c) adding a new definition of "Adjusted Current Liabilities" to read as follows:

         "Adjusted Current Liabilities" means Current Liabilities less the amount of effective commitments for long term mortgage financing obtained by Borrower that are not yet funded (provided that copies of the commitment letters evidencing such commitments have been received by Agent).

         "Applicable Margin" shall be determined as of the end of each Fiscal Quarter based on the Borrower's Capital Ratio for such Fiscal Quarter in accordance with the table set forth below and shall be effective as of the first day of the Fiscal Quarter following the Borrower's delivery of the financial statements required under Section 5.1(c) herein:


                                  Capital Ratio                                    Applicable Margin
              ---------------------------------------------------------------------------------------

              Greater than          0.9:1.0                                         2% per annum
              Less than or equal to 0.9:1.0  Greater than or equal to 0.8:1.0       1.75% per annum
              Less than             0.8:1.0  Greater than or equal to 0.5:1.0       1.5% per annum
              Less than             0.5:1.0  Greater than or equal to 0.33:1.0      1.25% per annum
              Less than             0.33:1.0                                        0.75% per annum


              where:


              Greater than                means greater than
              Less than                   means less than
              Greater than or equal to    means greater than or equal to
              Less than or equal to       means lesser than or equal to

Notwithstanding the foregoing, (a) if Borrower's senior debt rating from Standard Poor's Corporation is BB (or equivalent rating from a comparable rating agency) or better at the end of a Fiscal Quarter, then effective as of the first
day of the following Fiscal Quarter the Applicable Margin shall be 0.75   % per
annum and (b) if Borrower's senior debt rating from Standard Poor's Corporation is BBB (or equivalent rating from a comparable rating agency) or better at the end of a Fiscal Quarter, then effective as of the first day of the following Fiscal Quarter the Applicable Margin shall be 0.55% per annum.

         1.2 On and after (but not before) the Effective Date, Section 2.1(a) of the Credit Agreement is amended to read as follows:

         (a) Subject to and upon the terms and conditions set forth herein, and in reliance upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, each Lender severally and not jointly agrees to make loans (individually, a "Revolving Credit Loan"; collectively, the "Revolving Credit Loans") to Borrower from time to time during the Revolving Credit Commitment Period, provided that the aggregate principal amount of the Revolving Credit Loans made by such Lender to Borrower at any one time outstanding shall not exceed an amount equal to Lender's Revolving Credit Commitment as set forth opposite such Lender's name on SCHEDULE 1.1.2, provided, further, that the aggregate principal amount of all Revolving Credit Loans at any one time outstanding to Borrower shall not exceed, in the aggregate, as to all Lenders, the Total Revolving Credit Commitment less (i) the aggregate face amount of Letters of Credit then outstanding, less (ii) all Unreimbursed L/C Payments at such time, and less (iii) the aggregate face amount of all commercial paper of Borrower then outstanding.

         1.3 LETTER OF CREDIT FEES. On and after (but not before),the Effective Date, (a) Section 2.3(a) of the Credit Agreement is amended by substituting "1.0" for "l.25", and (b) Section 2.3(b) of the Credit Agreement is amended by substituting "0.25" for "0.375."

         1.4 BORROWING BASE. On and after (but not before) the Effective Date, Section 2.19 of the Credit Agreement is deleted.

         1.5  COLLATERAL.  On and after (but not before) the Effective Date,
Section 3.10 of the Credit Agreement is deleted.

         1.6 FURTHER ASSURANCES. On and after (but not before) the Effective Date, Section 4.2(f) of the Credit Agreement is amended to read as follows:

         (f) To the extent not previously delivered, all other documents, agreements, and instruments from or with respect to Borrower or any other Person that may be called for hereunder shall be duly executed and delivered to Agent. For the purposes of this Agreement, the waiver of delivery of any document, agreement, or instrument from or with respect to Borrower or any other Person does not constitute a continuing waiver with respect to the obligation to fulfill the conditions precedent to the making or renewal of each Loan and the issuance of each Letter of Credit hereunder.

         1.7  INSURANCE.  On and after (but not before) the Effective Date,
Section 5.5 of the Credit Agreement is amended by deleting subsection
5.5(a)(iii).

         1.8 MAINTENANCE OF LIENS. On and after (but not before) the Effective Date, Section 5.12 of the Credit Agreement is hereby deleted.

         1.9 AFTER-ACQUIRED COLLATERAL. On and after (but not before) the Effective Date, Section 5.14 of the Credit Agreement is deleted.

         1.10 GUARANTIES AND SECURITY AGREEMENTS FROM SUBSIDIARIES. On and after (but not before) the Effective Date, Section 5.17 of the Credit Agreement is hereby amended to read as follows:

         5.17 GUARANTIES FROM SUBSIDIARIES. Subject to SECTION 6.9 herein, as promptly as possible after any entity becomes a Subsidiary of Borrower, such Subsidiary shall execute and deliver to Agent (a) a guaranty unconditionally guaranteeing all of the Obligations and (b) such other documents and agreements as Agent may reasonably request. All of the foregoing documents shall be in form and substance satisfactory to Agent.

         1.11 OTHER INDEBTEDNESS. On or after (but not before) the Effective Date, Section 6.3 of the Credit Agreement is hereby amended to read as follows:

         6.3 OTHER INDEBTEDNESS. Create, incur, assume, or suffer to exist, contingently or otherwise, any Indebtedness except (a) Indebtedness represented by the Note; (b) trade accounts and other current payables arising from the ordinary course of business, (c) unsecured commercial paper, and (d) additional Indebtedness outstanding or committed to at any time (including without limitation, Indebtedness evidenced by notes, bonds, debentures, leases, purchase agreements, and other contractual obligations) incurred in the ordinary course of business of Borrower and its Subsidiaries for the purchase, lease, or other acquisition of capital assets or leasehold interests required for the operation of the retail stores, warehouses, an other supporting facilities of Borrower and its Subsidiaries. Except as allowed in SECTION 6.4 herein, none of the Indebtedness described in this SECTION 6.3 shall be secured by any of the assets or rights of Borrower or its Subsidiaries.

         1.12 CHANGE OF CHIEF EXECUTIVE OFFICER NAME. On and after (but not before) the Effective Date, Section 6.11 of the Credit Agreement is hereby amended to read as follows:

         6.11 CHANGE OF CHIEF EXECUTIVE OFFICE OR NAME. Change the location of the chief executive office of Borrower, or Borrower's name, or adopt or use any trade name without prior written notice to Agent.

         1.13 WORKING CAPITAL. On and after (but not before) the Effective Date, Section 6.20 of the Credit Agreement is hereby amended to read as follows:

         6.20 WORKING CAPITAL. Commencing with the Fiscal Quarter ending closest to January 31, 1997, and for each Fiscal Quarter thereafter, permit the positive difference between Current Assets and Adjusted Current Liabilities at the end of any Fiscal Quarter to be less than $45,000,000 or the Aggregate Current Amount, whichever is greater.

         1.14 CAPITAL EXPENDITURES. On and after (but not before) the Effective Date, Section 6.21 of the Credit Agreement is hereby amended to read as follows:

         6.21 CAPITAL EXPENDITURES. Permit the aggregate amount of Borrower's Consolidated Capital Expenditures (a) to exceed $85,000,000 for the Fiscal Year ending January 31, 1997, and (b) to exceed $95,000,000 for Fiscal Year ending closest to January 31, 1998.

               ARTICLE II.  REPRESENTATIONS AND WARRANTIES OF BORROWER


         In order to induce Lenders and Agent to enter into this Amendment, Borrower represents and warrants to each Lender and to Agent that the following statements are true, correct, and complete:

         2.1 CORPORATE POWER AND AUTHORITY. Borrower has all corporate power and authority to enter into this Amendment and carry out the transactions contemplated hereby, and perform its obligations under the Credit Agreement.

         2.2 INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article VII of the Credit Agreement are and will be true, correct, and complete in all material respects on and as of the date of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which they were true, correct, and complete in all material respects on and as of such earlier date.

         2.3 ABSENCE OF DEFAULT. No event has occurred and is continuing that will constitute a Default or an Event of Default.

                      ARTICLE III.  CONDITIONS TO EFFECTIVENESS

         Article I of this Amendment shall become effective as of December 1, 1996 (the "Effective Date"), provided that (a) all representations and warranties contained herein are true and correct as of the Effective Date, and
(b) Agent shall have received each of the following, dated the date hereof (or such other date satisfactory to Agent), and in form and substance satisfactory to Agent.

         3.1 AMENDMENT. A duly executed original (or, if elected by Agent, an executed facsimile copy) of this Amendment, duly executed by Borrower and the Requisite Lenders.

         3.2 FURTHER ASSURANCES. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Amendment and all documents relating thereto shall be reasonably satisfactory in form and substance to Agent and Agent shall have received all counterpart originals or certified copies of such documents as it may reasonably request.

                              ARTICLE IV.  MISCELLANEOUS

         4.1 RESERVATION OF RIGHTS. Borrower acknowledges and agrees that the execution and delivery by Agent and Lenders of this Amendment, shall not be deemed to create a course of dealing or otherwise obligate Agent or Lenders to give similar amendments in the future.

         4.2 REAFFIRMATION. Except as hereby expressly amended, all terms, covenants, and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

         4.3  SUPERSESSION.  This Amendment, together with the Credit
Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section
10.8 of the Credit Agreement.

         4.4 CONSENT TO RELEASE OF COLLATERAL. The Requisite Lenders hereby authorize and direct Agent to release any and all Liens of Agent on the Collateral.

         4.5 FEES AND EXPENSES. Borrower acknowledges that all reasonable costs, fees, and expenses as described in Section 10.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

         4.6 INVALIDITY. If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

         4.7 GOVERNING LAW. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with the internal laws of the state of Washington, without regard to conflicts of laws principles.

         4.8 HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         4.9 SUCCESSORS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third-party beneficiaries are intended in connection with this Amendment.

         4.10 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

    IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers therein to duly authorized as of the date first above written.



                                       BORROWER:

                                       EAGLE HARDWARE & GARDEN, INC.


                                       By      /s/ Ronald P. Maccarone
                                             --------------------------------
                                       Title  EXEC. V.P. FINANCE/C.F.O.
                                             --------------------------------


                                       LENDERS:

                                       U.S. BANK OF WASHINGTON,
                                        NATIONAL ASSOCIATION


                                       By
                                             --------------------------------
                                       Title
                                             --------------------------------


                                       FIRST HAWAIIAN BANK


                                       By
                                             --------------------------------
                                       Title
                                             --------------------------------


                                       UNITED STATES NATIONAL BANK
                                        OF OREGON


                                       By
                                             --------------------------------
                                       Title
                                             --------------------------------

    IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers therein to duly authorized as of the date first above written.



                                       BORROWER:

                                       EAGLE HARDWARE & GARDEN, INC.


                                       By
                                             --------------------------------
                                       Title
                                             --------------------------------


                                       LENDERS:

                                       U.S. BANK OF WASHINGTON,
                                        NATIONAL ASSOCIATION


                                       By       /s/ David Westburg
                                             --------------------------------
                                       Title    Vice President
                                             --------------------------------


                                       FIRST HAWAIIAN BANK


                                       By
                                             --------------------------------
                                       Title
                                             --------------------------------


                                       UNITED STATES NATIONAL BANK
                                        OF OREGON


                                       By       /s/ Wade Black
                                             --------------------------------
                                       Title   VICE PRESIDENT
                                             --------------------------------

    IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers therein to duly authorized as of the date first above written.



                                       BORROWER:

                                       EAGLE HARDWARE & GARDEN, INC.


                                       By
                                             --------------------------------
                                       Title
                                             --------------------------------


                                       LENDERS:

                                       U.S. BANK OF WASHINGTON,
                                        NATIONAL ASSOCIATION


                                       By
                                             --------------------------------
                                       Title
                                             --------------------------------


                                       FIRST HAWAIIAN BANK


                                       By       /s/ Robert M. Wheeler, III
                                             --------------------------------
                                                Robert M. Wheeler, III
                                       Title    Vice President
                                             --------------------------------


                                       UNITED STATES NATIONAL BANK
                                        OF OREGON


                                       By
                                             --------------------------------
                                       Title
                                             --------------------------------

                                       KEY BANK OF WASHINGTON


                                       By      /s/ Kathleen Johanson
                                             --------------------------------
                                       Title   Vice President
                                             --------------------------------


                                       THE SUMITOMO BANK, LIMITED


                                       By
                                             --------------------------------
                                       Title
                                             --------------------------------


                                       By
                                             --------------------------------
                                       Title
                                             --------------------------------


                                       FIRST SECURITY BANK OF IDAHO, N.A.


                                       By
                                             --------------------------------
                                       Title
                                             --------------------------------


                                       AGENT:

                                       U.S. BANK OF WASHINGTON,
                                        NATIONAL ASSOCIATION


                                       By       /s/ David Westburg
                                             --------------------------------
                                       Title    Vice President
                                             --------------------------------

                                       KEY BANK OF WASHINGTON


                                       By
                                             --------------------------------
                                       Title
                                             --------------------------------


                                       THE SUMITOMO BANK, LIMITED


                                       By      /s/ J. William Bloore
                                             --------------------------------
                                               J. William Bloore
                                       Title   Vice President
                                             --------------------------------


                                       By       /s/ Carole A. Daley
                                             --------------------------------
                                                Carole A. Daley
                                       Title    Vice President
                                             --------------------------------


                                       FIRST SECURITY BANK OF IDAHO, N.A.


                                       By
                                             --------------------------------
                                       Title
                                             --------------------------------


                                       AGENT:

                                       U.S. BANK OF WASHINGTON,
                                        NATIONAL ASSOCIATION


                                       By
                                             --------------------------------
                                       Title
                                             --------------------------------

                                       KEY BANK OF WASHINGTON


                                       By
                                             --------------------------------
                                       Title
                                             --------------------------------


                                       THE SUMITOMO BANK, LIMITED


                                       By
                                             --------------------------------
                                       Title
                                             --------------------------------


                                       By
                                             --------------------------------
                                       Title
                                             --------------------------------


                                       FIRST SECURITY BANK OF IDAHO, N.A.


                                       By       /s/ Brian W. Cook
                                             --------------------------------
                                       Title    Vice President
                                             --------------------------------


                                       AGENT:

                                       U.S. BANK OF WASHINGTON,
                                        NATIONAL ASSOCIATION


                                       By
                                             --------------------------------
                                       Title
                                             --------------------------------


                                        - 8 -